UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2016

New York REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-36416	27-1065431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500
Boston, Massachusetts 02114
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (617) 570-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This current report on Form 8-K/A (the “Amendment”) amends the current report on Form 8-K filed by New York REIT, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on January 4, 2017, as amended by Amendment No. 1 filed on January 4, 2017 (as amended, the “Original Form 8-K”). The Original Form 8-K reported the final voting results of the Company’s 2016 Annual Meeting of Stockholders held on December 30, 2016 (the “2016 Annual Meeting”). The sole purpose of this Amendment is to disclose the Company’s decision regarding how frequently it will conduct future stockholder advisory votes to approve the compensation of the Company’s named executive officers (“say on pay”). No other changes have been made to the Original Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously reported in the Original Form 8-K, in a non-binding advisory vote on the frequency of future say on pay votes held at the 2016 Annual Meeting, there were 86,978,211 votes for every year, 361,770 votes for once every two years, 30,506,517 votes for once every three years, 1,447,002 abstentions and 34,804,119 broker non-votes.

The non-binding advisory votes on executive officer compensation and on the frequency of future advisory votes on executive officer compensation were held at the 2016 Annual Meeting because the proxy statement relating to the 2016 Annual Meeting disclosed compensation paid to named executive officers of the Company during the year ended December 31, 2015. An advisory vote on executive officer compensation and on the frequency of future advisory votes on executive officer compensation is not required to the extent that there was no executive compensation to named executive officers in the immediately preceding year. In light of this vote, the Company has determined that it will hold an advisory vote on named executive officer compensation every year, to the extent that the proxy statement for such year discloses compensation to named executive officers during the prior fiscal year, until the next required vote on the frequency of future advisory votes on named executive officer compensation is held, or until the Company’s Board of Directors otherwise determines that a different frequency for holding such vote is in the best interest of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2017	NEW YORK REIT, INC.

	By:	/s/ Wendy Silverstein
Wendy Silverstein
Chief Executive Officer and President

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